FEDERATED INCOME TRUST
Institutional Shares
Institutional Service Shares
Supplement to Prospectuses and Statement of Additional Information, as appropriate, dated May 31, 1999


I. At the June 28, 1999 shareholder meeting, shareholders approved the following changes to become effective July 1, 1999:

                     (1)   Elected seven Trustees.

                     (2) Ratified the selection of the Trust's independent auditors.

                     (3) Made changes to the Trust's fundamental investment policies:

(a) Amended the Trust's fundamental investment policy regarding borrowing money and issuing senior securities to read as follows:

                               "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

(b) Amended the Trust's fundamental investment policy regarding lending by the Trust to read as follows:

                               "The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

(c) Amended and made non-fundamental the Trust's fundamental investment policy regarding buying securities on margin to read as follows:

                               "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

(d) Amended and made non-fundamental the Trust's fundamental investment policy regarding pledging assets to read as follows:

                               "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

(e) Amended and made non-fundamental the Trust's fundamental investment policy regarding investing in other investment companies to read as follows:

                               "The Trust may invest its assets in securities of other investment companies, including securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash."

(f) Amended and made non-fundamental the Trust's fundamental investment policy regarding investments in U.S. government securities to read as follows:

                               "The Trust may invest in U.S. government securities. The term "U.S. government securities" as used herein refers to (1) obligations of the United States and (2) obligations issued or fully guaranteed as to principal and interest by a Federal Home Loan Bank, the Federal National Mortgage Association, the Government National Mortgage Association, a Bank for Cooperatives (including the Central Bank for Cooperatives), a Federal Land Bank, a Federal Intermediate Credit Bank, The Tennessee Valley Authority, the Export-Import Bank of the United States, The Commodity Credit Corporation, The Federal Financing Bank, The Student Loan Marketing Association, The Federal Home Loan Mortgage Association or The National Credit Union Administration."

(g) Amended and made non-fundamental the Trust's fundamental investment policy regarding investments in collateralized mortgage obligations and mortgage-related securities to read as follows:

                               "The Trust may invest only in CMOs which are rated AAA by a recognized rating agency, and which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and
                               (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. In addition, the Trust may invest in mortgage-related securities, as defined in
                               Section 3(a)(41) of the Securities Exchange Act of 1934, which are issued by private entities, such as investment banking firms and companies related to the construction industry."

                           (h) Made non-fundamental the Trust's fundamental
investment policy regarding dollar roll transactions;

                           (i) Made non-fundamental the Trust's fundamental investment policy regarding investing in repurchase agreements;

                           (j) Made non-fundamental the Trust's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions; and

                           (k) Made non-fundamental the Trust's fundamental
investment policy regarding lending portfolio securities.

                     (4) Eliminated certain of the Trust's fundamental investment policies:

(a)  Removed  the  Trust's  fundamental   investment  policy  regarding  selling
securities short; and

(b) Removed the Trust's fundamental investment policy on engaging in portfolio transactions.

(5) Approved an amendment and restatement of the Trust's fundamental investment objective to read as follows:

"The investment objective of the Trust in current income."

(6) Approved an amendment and restatement to the Trust's Declaration of Trust:

(a) To require the approval of a majority of the outstanding voting securities in the event of the sale and conveyance of the assets of the Trust to another trust or corporation;

(b) To permit the Board of Trustees to liquidate the assets of the Trust without seeking shareholder approval; and

(c) To permit the Board of Trustees to change the name of the Trust without seeking shareholder approval.



II. The following actions were taken by the Board of Trustees with regard to non-fundamental investment policies:

(1)      Approved the elimination of the following undertaking:

"The Trust has no present intent to borrow money or pledge securities in excess of 5% of the value of its total assets.

(2) Approved the elimination of the Trust's non-fundamental investment policy pertaining to when-issued and delayed delivery transactions that provides that the Trust will not engage in such transactions to an extent that would cause the segregation of more than 20% of the value of its assets.

(3) Approved an amendment to the Trust's non-fundamental investment policy regarding investing in illiquid securities to read as follows:

                           "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."



                                                                   June 28, 1999

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Cusip    314199100
Cusip    314199209
G02647-03 (6/99)